Mutual fund Proxy Fact Sheet For:
EQ Fund Solutions	ClearBridge Funds

Special Meeting Important Dates		Special Meeting Location
Record Date	DECEMBER 8, 2023	280 PARK AVENUE NEW YORK, NEW YORK 10017
Mail Date	DECEMBER 29, 2023
Meeting Date	MARCH 1, 2024 @ 10:00 AM (ET)
Additional Information		Contact Information
Tickers	SEE PAGES 9-10	Inbound Line	1-800-581-3783
CUSIPs	SEE PAGES 9-10	Website	https://www.clearbridge.com/

Note: Capitalized terms used herein and not defined herein are used with the meanings given them in the ClearBridge Value Trust and ClearBridge Small Cap Fund joint proxy statement.

What are Shareholders being asked to vote on?

1.	To Approve a New Management Agreement with Franklin Templeton Fund Adviser, LLC;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

2.	To Approve a New Subadvisory Agreement with ClearBridge Investments, LLC;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

3.	To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

4.	To Amend the Fundamental Policies of the Fund:

a.	To amend the fundamental policy relating to borrowing money;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

b.	To amend the fundamental policy relating to underwriting;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

c.	To amend the fundamental policy relating to lending;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

d.	To amend the fundamental policy relating to issuing senior securities;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

e.	To amend the fundamental policy relating to real estate;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

f.	To amend the fundamental policy relating to commodities;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

g.	To amend the fundamental policy relating to concentration;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

5.	To Authorize the Fund to rely on a Manager of Managers order;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

For Internal Distribution Only	Page 1

ClearBridge Value Trust

and

ClearBridge Small Cap Fund

(each a “Fund,” and together, the “Funds”)

PROPOSAL 1: To Approve a New Management Agreement with Franklin Templeton Fund Adviser, LLC;

PROPOSAL 2: To Approve a New Subadvisory Agreement with ClearBridge Investments, LLC;

PROPOSAL 3: To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC;

What is happening?

You are being asked to approve new investment management and new subadvisory agreements for your Fund in order to align the Funds’ investment management and administration arrangements with those of other Legg Mason and Franklin Templeton funds.

What are shareholders of each Fund being asked to approve?

Shareholders of each Fund are being asked to vote on the following proposals to approve:

1.	a new management agreement with Franklin Templeton Fund Adviser, LLC (“FTFA”) whereby FTFA will provide overall management and administrative services to your Fund*;

2.	a new subadvisory agreement between FTFA and ClearBridge Investments, LLC (“ClearBridge”) whereby ClearBridge will provide day-to-day portfolio management services to your Fund as a subadviser to your Fund; and

3.	a new subadvisory agreement between FTFA and Western Asset Management Company, LLC (“Western Asset”) whereby Western Asset will provide cash management services to your Fund with respect to those assets that are allocated to Western Asset.

Each of ClearBridge, Western Asset, and FTFA are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

[*NOTE TO CSRs: Prior to November 30, 2023, FTFA was known as Legg Mason Partners Fund Advisor, LLC.]

What are the services currently provided to each Fund by ClearBridge, FTFA and Western Asset?

ClearBridge is each Fund’s investment manager and provides day-to-day portfolio management of each Fund, except for cash and short-term instruments that are allocated to Western Asset for management. FTFA serves as the sub-administrator to each Fund.

Why are shareholders being asked to vote on new management and new subadvisory agreements?

Aligning the Funds’ management and subadvisory agreements with those of other Legg Mason and Franklin Templeton funds would also help facilitate potential reorganizations involving the Funds without subjecting the Funds to the costs, expenses, and delays associated with obtaining shareholder approval, where shareholder approval would not otherwise be required. No such reorganizations have been proposed to the Board or Fund shareholders.

For Internal Distribution Only	Page 2

If approved, will the management fee rate increase under the new management agreement?

Under the new management agreement, the management fee rate payable by each Fund will be the same as (and, at higher asset levels for ClearBridge Value Trust, lower than) the Fund’s current management fee rate, with some adjustments to expense reimbursements.

If approved, will the sub-advisory fees increase under the new subadvisory agreements?

As to each Fund, any subadvisory fee payable to ClearBridge or Western Asset will be paid by FTFA out of the overall management fee it receives from the Fund, and not by the Fund.

How will the overall services provided to each Fund be affected by approval of the new management agreement and new subadvisory agreement?

The overall services provided to each Fund and the parties providing those services will be substantially the same as is currently the case, with ClearBridge continuing to provide day-to-day portfolio management services, FTFA continuing to provide administrative services, and Western Asset continuing to provide cash management services. In addition, FTFA as overall manager of the Fund will provide overall supervision of the services provided by ClearBridge and Western Asset.

How do the new management and subadvisory agreements differ from my Fund’s current agreements?

The material terms of the new management agreement with FTFA are similar to the terms of the current management agreement between each Fund and ClearBridge.

●	Under the new management agreement, FTFA will continue to be responsible for certain administrative services that it previously provided as sub-administrator.

●	ClearBridge will provide day-to-day portfolio management services for each Fund pursuant to a new subadvisory agreement with FTFA.

●	In addition, Western Asset will provide cash management services for those assets allocated to Western Asset pursuant to a new subadvisory agreement with FTFA that is substantially similar to the current subadvisory agreement between Western Asset and ClearBridge.

Will the new management and subadvisory agreements result in any changes in the portfolio management or investment strategy of my Fund?

No. The new agreements are not expected to result in any changes to the portfolio managers of your Fund or in your Fund’s investment strategy.

What happens if new management and new subadvisory agreements are not approved for my Fund?

If shareholders do not approve a new management agreement or a new subadvisory agreement for your Fund, ClearBridge will continue to serve as the Fund’s manager under the current management agreement, Western Asset will continue to serve as a subadviser to the Fund under its current subadvisory agreement with ClearBridge, and FTFA will continue to serve as the Fund’s sub-administrator under its current sub-administration agreement with ClearBridge.

●	Even if shareholders approve a new subadvisory agreement with ClearBridge or Western Asset with respect to your Fund, the new agreements will only take effect with respect to your Fund if shareholders approve the new management agreement.

For Internal Distribution Only	Page 3

●	Similarly, even if shareholders approve the new management agreement with respect to your Fund, the new management agreement will only take effect with respect to your Fund if shareholders approve the new subadvisory agreement with ClearBridge for your Fund.

●	If shareholders do not approve the new Subadvisory Agreement with Western Asset, but approve the new management agreement with FTFA and the new subadvisory agreement with ClearBridge, the current Western Asset subadvisory agreement will be terminated, and Western Asset will not provide cash management services to the Funds.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSALS 1 - 3

PROPOSAL 4: To Amend the Fundamental Policies of the Fund;

OVERVIEW

What is happening?

In addition to the restructuring of the management and administrative arrangements, FTFA has also proposed certain changes to the fundamental investment policies of the Funds in order to align them with other funds in the Legg Mason Funds complex. These changes are not intended to change the investment objective or investment strategies of the Funds.

What are fundamental investment policies?

The Funds, like all mutual funds, are required by law to have policies governing certain of their investment practices that may only be changed with shareholder approval. These policies are referred to as “fundamental.”

The Board has reviewed each Fund’s current fundamental policies and has concluded that certain policies should be revised in order to align them with other Legg Mason and Franklin Templeton funds. A comparison of each Fund’s current fundamental policies with the fundamental policies that will apply to each Fund if each proposal is approved by shareholders of that Fund appears in Appendix H of the joint proxy statement. At the Meeting, shareholders will be asked to approve the revised policies. These changes are not intended to change the investment objective or investment strategies of the Funds.

What are the reasons for the proposed changes to each Fund’s fundamental investment policies?

provide flexibility to respond to changing markets, new investment opportunities and future changes in applicable law

The revised fundamental policies are intended to provide the Funds with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the policies are written and will be interpreted broadly.

●	For example, many of the revised policies allow the investment practice in question to be conducted to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

●	It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It is also possible that the 1940 Act and the related rules could change for other reasons.

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●	For flexibility, the revised policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This will allow the Funds to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals.

refer to interpretations or modifications of, or relating to, the 1940 act

The revised fundamental policies also refer to interpretations or modifications of, or relating to, the 1940 Act from the U.S. Securities and Exchange Commission (the “SEC”) or members of its staff, as well as interpretations or modifications of other authorities having jurisdiction over the Funds. These authorities could include courts.

●	From time to time the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders.

●	The revised policies will be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this will allow the Funds the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further shareholder approvals.

Lastly, when a revised policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

these changes are not intended to change the investment objective or investment strategies of the funds

These changes are not intended to change the investment objective or investment strategies of the Funds. Although these changes are not intended to change the investment objective or investment strategies of the Funds, if the Funds engage in new investment practices in the future, the Funds may be subject to additional risks.

Before a material change is made in a Fund’s investment practices in response to the revised policies, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

PROPOSALS 4a – 4g

see pages 11-12 of fact sheet for comparison of fundamental policies

PROPOSAL 4a: To amend the fundamental policy relating to borrowing money;

What is the wording of the proposed policy relating to borrowing?

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on the borrowing of money will be revised to read as follows:

The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 4a

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PROPOSAL 4b: To amend the fundamental policy relating to underwriting;

What is the wording of the proposed policy relating to underwriting?

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on the underwriting of securities of other issuers will be revised to read as follows:

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 4b

PROPOSAL 4c: To amend the fundamental policy relating to lending;

What is the wording of the proposed policy relating to lending?

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on the lending of money or other assets will be revised to read as follows:

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 4c

PROPOSAL 4d: To amend the fundamental policy relating to issuing senior securities;

What is the wording of the proposed policy relating to issuing senior securities?

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on the issuing of senior securities will be revised to read as follows:

The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

What are senior securities?

With respect to the fundamental policy relating to issuing senior securities, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 4d

PROPOSAL 4e: To amend the fundamental policy relating to real estate;

What is the wording of the proposed policy relating to real estate?

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on real estate will be revised to read as follows:

For Internal Distribution Only	Page 6

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 4e

PROPOSAL 4f: To amend the fundamental policy relating to commodities;

What is the wording of the proposed policy relating to commodities?

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on commodities will be revised to read as follows:

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 4f

PROPOSAL 4g: To amend the fundamental policy relating to concentration;

What is the wording of the proposed policy relating to concentration?

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy on concentration will be revised to read as follows:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

What does the term “concentration” refer to?

With respect to the fundamental policy relating to concentration, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 4g

Proposal 5: To Authorize the Fund to rely on a Manager of Managers order;

What are shareholders being asked to approve?

Shareholders are being asked to authorize their Fund’s use of a “manager of managers” structure that would permit FTFA, the Funds’ manager, or any other entity under common control with FTFA that serves as an adviser to the Fund (together, the “Manager”) subject to the approval of the Board of Trustees, to appoint subadvisers, and enter into, and materially amend, subadvisory agreements for the Fund without further shareholder approval.

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Why are shareholders being asked to approve the use of a “manager of managers” structure?

Currently, in order for the Manager to appoint a subadviser or materially modify a subadvisory agreement, the Fund must call and hold a shareholder meeting, create and distribute proxy materials, and solicit votes from its shareholders.

This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, the Fund would be able to act more quickly to appoint a subadviser when the Board of the Fund and the Manager believe that the appointment would benefit the Fund.

The Board recommends that shareholders vote in favor of this proposal to allow the Manager the flexibility to provide its investment management services to the Fund through one or more subadvisers and provide the Manager with the maximum flexibility to select, supervise and evaluate subadvisers – without incurring the delay or expense of obtaining further shareholder approval – because it will allow the Fund to operate more efficiently.

Why does the proposal request shareholder approval “to rely on a Manager of Managers order”?

Provisions of the 1940 Act require that shareholders of a mutual fund approve a subadvisory agreement with the subadviser and material amendments to an existing subadvisory agreement. The SEC, however, has issued an exemptive order (the “exemptive order”) to the Manager and any existing or future registered open-end investment company advised by the Manager that permits the Manager to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval (the “Manager of Managers Structure”).

The exemptive order allows the Manager to hire, without shareholder approval, new subadvisers that are affiliated with the Manager (e.g., the Manager and subadvisers are both indirectly wholly owned by the same corporate parent, Franklin Resources), and new subadvisers that are not affiliated with the Manager in any way.

However, the Board, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement for the Fund. In considering a new or existing subadvisory agreement, the Board is required to evaluate any material conflicts that may be present in a subadvisory arrangement.

Before a Fund may rely on the exemptive order, the Fund’s use of the Manager of Managers Structure must be approved by a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act.

Will approval of the Manager of Managers Structure result in an increase in fees paid to subadvisers?

Approval of this Proposal will not affect your Fund’s fees. The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by your Fund. Further shareholder approval would be necessary to increase the investment management fees that are payable by the Fund, which is not contemplated.

If the proposal is approved, how would shareholders know if a new subadviser has been hired?

Under the Manager of Managers Structure, upon receiving approval of the Board, including a majority of the Independent Trustees, subadvisers selected by the Manager could immediately manage the Fund’s assets.

For Internal Distribution Only	Page 8

The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser by providing shareholders with an information statement that contains substantially the same relevant information about the subadviser and the subadvisory agreement that the Fund would be required to send its shareholders in a proxy statement.

What will happen if the proposal is not approved?

If the shareholders of the Fund do not approve the use of a “manager of managers” structure, decisions regarding a proposed subadviser for that Fund or a material change to a subadvisory agreement with respect to that Fund will continue to require shareholder approval.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 5

Who is paying for the costs of the proxy solicitation?

The cost of preparing, printing and mailing the proxy, accompanying notice and the Joint Proxy Statement and all other costs in connection with the solicitation of proxies will be borne by FTFA or an affiliate, and not by the Funds.

VOTING METHODS

PHONE:	To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

Proxy Materials Are Available Online At:

https://vote.proxyonline.com/Franklin/docs/ClearBridgeProxy.pdf

EQ Fund Solutions, LLC is identified in the Joint Proxy Statement as the proxy solicitor for the Funds.

FUND NAME	CLASS	TICKER	CUSIP
ClearBridge Value Trust	C	LMVTX	524686615
ClearBridge Value Trust	A	LGVAX	524686623
ClearBridge Value Trust	F1	LMVFX	524686565
ClearBridge Value Trust	I	LMNVX	524686573
ClearBridge Value Trust	IS	CBVBX	52471E126
ClearBridge Value Trust	R	LMVRX	524686557

For Internal Distribution Only	Page 9

FUND NAME	CLASS	TICKER	CUSIP
ClearBridge Small Cap Fund	C	LMASX	524686474
ClearBridge Small Cap Fund	A	LMSAX	524686482
ClearBridge Small Cap Fund	F1	LGASX	524686458
ClearBridge Small Cap Fund	I	LMNSX	524686466
ClearBridge Small Cap Fund	IS	LISGX	52471E316
ClearBridge Small Cap Fund	R	LMARX	524686441

For Internal Distribution Only	Page 10

	Current Fundamental Policy	Proposed Fundamental Policy
Borrowing

The Fund may not borrow money, except (1) in an amount not exceeding 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls.

The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting

The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending

The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities	The Fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

For Internal Distribution Only	Page 11

	Current Fundamental Policy	Proposed Fundamental Policy
Real Estate

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities.

The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

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Alternative Outreach Communications
Level I AOC
(Start of Campaign Call Guide)

Hello.

This call is regarding your investment with ClearBridge Value Trust or ClearBridge Small Cap Fund.

The Special Meeting of Shareholders is scheduled to take place on March 1, 2024.

We are calling to offer you a quick and convenient way of voting your proxy which will help ClearBridge Value Trust and ClearBridge Small Cap Fund achieve the Shareholder Meeting objectives. To cast your vote with a live representative, please press 1.

(Pause and listen 2 seconds)

This process is simple and will only take a few moments of your time. To cast your vote, please press 1 now.

(Pause and listen 2 seconds)

If you have any questions about the Special Meeting or your vote, please press 2 now or for more information about your investment with ClearBridge Value Trust or ClearBridge Small Cap Fund, please press 3 now.

(Pause and listen 2 seconds)

[The recording the shareholder will hear if they opt to press 3]

“As of December 8, 2023, you owned one or more investments in ClearBridge Value Trust or ClearBridge Small Cap Fund. Please hold for a representative who can provide additional information.”

To repeat this message press 9 or for further assistance press 2 now to speak to a representative. To end this call press 5.

(Pause and listen 2 seconds)

If you received this message on your answering machine you may contact us toll free at 1-800-581-3783 Monday through Friday from 9am to 10pm Eastern Time.

ANSWERING MACHINE Script for AOC

Hello. We are calling on behalf of your investment with ClearBridge Value Trust or ClearBridge Small Cap Fund. The Special Meeting of Shareholders is scheduled to take place on March 1, 2024 and our records indicate that your vote has not been registered.

To conveniently vote your shares by phone, please contact us at your earliest convenience at 1-800-581-3783 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

FOR INTERNAL DISTRIBUTION ONLY	Updated 01-11-2024

Alternative Outreach Communications
Level I AOC
(Start of Campaign Call Guide)

Your vote is very important and your time is greatly appreciated. Thank you and have a good day.

FOR INTERNAL DISTRIBUTION ONLY	Updated 01-11-2024

ClearBridge Value Trust ClearBridge Small Cap Fund Abstention Call Guide (ABSTAIN FOR QUORUM)

Good (morning, afternoon, evening). My name is (AGENT’S FULL NAME).

May I please speak with (INVESTOR FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in ClearBridge Value Trust or ClearBridge Small Cap Fund.

I apologize for any inconvenience; however, since I assume you are not able to attend the Special Meeting of Shareholders scheduled to take place on March 1, 2024, I just wanted to confirm that you would like to vote Abstain?

(Pause For Response)

(Review Voting Options with Investor If Necessary)

If we identify any additional accounts you hold in ClearBridge Value Trust or ClearBridge Small Cap Fund before the meeting takes place, would you like us to vote those accounts in the same manner as well? (Pause For Response)

*CONFIRMATION: I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

●	Please state your full name. (Pause)

●	According to our records, you reside in (city, state, zip code). (Pause)

●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 01-11-2024

ClearBridge Value Trust ClearBridge Small Cap Fund Abstention Call Guide (ABSTAIN FOR QUORUM)

REBUTTAL:

If you are unsure how to vote, you can simply Abstain which is neither a favorable nor an against vote. Doing so will ensure that your shares are represented at the upcoming Special Meeting which will help avoid further costly adjournments.

Would you like to Abstain?

FOR INTERNAL DISTRIBUTION ONLY	Updated 01-11-2024

ClearBridge Value Trust
ClearBridge Small Cap Fund
Level I Call Guide

 (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in ClearBridge Value Trust or ClearBridge Small Cap Fund. You were recently sent proxy materials asking for your vote at the Special Meeting of Shareholders scheduled to take place on March 1, 2024.

Have you had the opportunity to review the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone.

Your Board of Trustees has unanimously recommended a vote “For” the proposals.

If “No” or negative response:

I would be happy to review the meeting agenda with you and record your vote by phone; however, your Board of Trustees has unanimously recommended a vote “For” the proposals.

Would you like to vote with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with ClearBridge Value Trust or ClearBridge Small Cap Fund before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

●	Please state your full name. (Pause)

●	According to our records, you reside in (city, state, zip code). (Pause)

●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

FOR INTERNAL DISTRIBUTION ONLY	Updated 01-11-2024

ClearBridge Value Trust
ClearBridge Small Cap Fund
Level I Call Guide

 (CONFIRM RECEIPT OF PROXY MATERIAL)

Thank you. You will receive written confirmation of your vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 01-11-2024

ClearBridge Value Trust ClearBridge Small Cap Fund Any Vote Call Guide (Any Vote)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in ClearBridge Value Trust or ClearBridge Small Cap Fund.

The reason for my call is to inform you that the Special Meeting of Shareholders is scheduled to take place on March 1, 2024 and currently our records indicate your vote has not been recorded.

The Board is recommending a vote “In Favor” of the proposals, but you may also cast an “Against” or “Abstain” vote.

Would you like to vote “In Favor”, “Against” or “Abstain”?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with ClearBridge Value Trust or ClearBridge Small Cap Fund before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

●	Please state your full name. (Pause)

●	According to our records, you reside in (city, state, zip code). (Pause)

●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 01-11-2024

ClearBridge Funds

Level 1 Answering Machine Script

Hello.

I am calling regarding your investment with ClearBridge Value Trust or ClearBridge Small Cap Fund.

The Special Meeting of Shareholders is scheduled to take place on March 1, 2024. All shareholders are being asked to consider and vote on important matters. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-800-581-3783 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.

Proxy Notice - Please Vote

Dear First Name Last Name,

Your fund listed below currently has a proxy that needs your vote. To view the proxy material and vote online, please click the “Vote Now” below.

Your vote is important no matter how many shares you own. Please take the time to read the proxy statement and cast your proxy vote today!

Additional information on this proxy:

●    Special Meeting of Shareholders of the ClearBridge Small Cap Fund and the ClearBridge Value Trust

●    Meeting Date: March 1, 2024

●    For shareholders of the fund as of December 8, 2023

If for any reason the button above doesn’t work for you, please visit vote.proxyonline.com and enter your control number below.

PROXY CONTROL NUMBER: 123456789101

If you have any questions about this proxy or to request a paper copy of these proxy materials, please call (800) 581-3783.[1] To vote your proxy by phone rather than online, call (888) 227-9349. You will need to provide your control number referenced above.

To access electronic proxy materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com.

We look forward to serving your investment needs in the years to come.

Sincerely,

Franklin Templeton Investor Services, LLC

[1] There is no cost to you for requesting a paper copy. Please make your request before February 16, 2024 to allow for a timely delivery of the proxy materials.

You are receiving this email because you have elected to receive proxy materials via electronic delivery.

Visit franklintempleton.com to access account information, fund performance, market commentary and more.

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